Loans Held-for-Sale	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Receivables [Abstract]
Loans Held-for-Sale
Loans Held-for-Sale

The majority of our mortgage loans originated as loans held-for-sale are sold into the secondary market on a whole loan basis or by securitizing the loans and selling the securities. At September 30, 2016 and December 31, 2015, loans held-for-sale totaled $3.4 billion and $2.6 billion, respectively. For the three and nine months ended September 30, 2016, we had net gains on loan sales associated with loans held-for-sale, excluding the gains from the sale of mortgage loans transferred from loans held-for-investment, of $94 million and $244 million, respectively, as compared to $68 million and $242 million during the three and nine months ended September 30, 2015, respectively.

At September 30, 2016 and December 31, 2015, $40 million and $35 million, respectively, of loans held-for-sale were recorded at lower of cost or fair value. The remainder of the loans in the portfolio are recorded at fair value as we have elected the fair value option for such loans.

Loans Held-for-Sale

The majority of our mortgage loans originated as loans held-for-sale are sold into the secondary market on a whole loan basis or by securitizing the loans into securities. At December 31, 2015 and 2014, loans held-for-sale totaled $2.6 billion and $1.2 billion, respectively. For the years ended December 31, 2015, 2014 and 2013, the Company reported net gain on loan sales of $288 million, $206 million and $402 million, respectively.

At December 31, 2015 and 2014, $35 million and $48 million, respectively, of loans held-for-sale were recorded at lower of cost or fair value. The remainder of the loans in the portfolio are recorded at fair value as the Company has elected the fair value option for such loans.